SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 28, 2016

THE FEMALE HEALTH COMPANY
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

1-13602	39-1144397
(Commission File Number)	(I.R.S. Employer I.D. Number)

4400 Biscayne Boulevard Suite 888 Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

312-595-9123
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement.

On November 28, 2016, The Female Health Company (the "Company") entered into a Third Amendment (the "Amendment") to its Credit Agreement (the "Credit Agreement") with BMO Harris Bank, N.A. (the "Bank").  Pursuant to the Amendment, the Bank waived the defaults in the Company's compliance with the covenants in the Credit Agreement as a result of the completion of the merger transaction with Aspen Park Pharmaceuticals, Inc. ("APP") on October 31, 2016 and APP became a co-borrower under the Credit Agreement.  As a result, the revolving line of credit remains in effect under the terms of the Credit Agreement until the end of its term on December 29, 2017.

In connection with the Amendment, APP entered into a General Security Agreement dated as of November 28, 2016 (the "Security Agreement") and an Intellectual Property Security Agreement dated as of November 28, 2016 (the "IP Security Agreement"), pursuant to which APP's obligations under the Credit Agreement are secured by a lien against substantially all of the assets of APP.  In addition, pursuant to a Stock Pledge Agreement dated as of November 28, 2016 (the "Pledge Agreement"), the Company's obligations under the Credit Agreement are secured by a pledge of all of the outstanding shares of APP.

The foregoing description of the Amendment, the Security Agreement, the IP Security Agreement and the Pledge Agreement does not purport to be complete and is qualified in its entirety by the full text of such agreements, copies of which are attached as exhibits hereto and are incorporated herein by reference.

A copy of a press release announcing the Amendment is attached to this report as Exhibit 99.6 and is incorporated herein by reference.

Section 2 – Financial Information

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this report is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

99.1 ‑‑ Third Amendment to Credit Agreement, dated as of November 28, 2016, among The Female Health Company, Aspen Park Pharmaceuticals, Inc., Badger Acquisition Sub, Inc. and BMO Harris Bank, N.A.

99.2 ‑‑ Amended and Restated Revolving Note, dated November 28, 2016, from The Female Health Company and Aspen Park Pharmaceuticals, Inc. to BMO Harris Bank, N.A.

99.3 ‑‑ General Security Agreement, dated as of November 28, 2016, between Aspen Park Pharmaceuticals, Inc. and BMO Harris Bank, N.A.

99.4 ‑‑ Intellectual Property Security Agreement, dated as of November 28, 2016, between Aspen Park Pharmaceuticals, Inc. and BMO Harris Bank, N.A.

99.5 ‑‑ Stock Pledge Agreement, dated as of November 28, 2016, between The Female Health Company and BMO Harris Bank, N.A.

99.6 ‑‑ Press Release, dated November 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FEMALE HEALTH COMPANY

Date:  November 30, 2016

BY     /s/  Daniel Haines

          Daniel Haines, Chief Operating Officer and

          Chief Financial Officer